Exhibit 10.2

           Addendum dated July 27, 2004, to the agreement with Natali

                          Changes in Purchase Agreement

WHEREAS between the parties a purchase agreement (the "Purchase Agreement") was signed on August 18, 2003; and
WHEREAS according to item 10.2(1) of the Purchase Agreement the Purchase Agreement has terminated; and
WHEREAS the parties wish to renew the Purchase Agreement subject to the changes herein;

Therefore the parties have agreed as follows:
1.    The Purchase Agreement is hereby renewed subject to the changes herein.
2. In item 1.1, instead of the words "50,000 (fifty thousand)" will come the words "10,000 (ten thousand)".
3. In item 2.1.1 instead of the words "24 months from the date of signature of this order" will come the words "until December 31, 2005".
4.    In item 2.1.2 instead of "1,000" will come "200".
5. In item 2.1.3 instead of "300" will come "50". To avoid any doubt it is hereby agreed that as a result of the change Natali will be permitted to reduce the order to 50 units per month.
6. In Item 2.1 instead of the paragraph that starts with the words "for this purpose..." and ends with the words "US $3,000,000" will come the following paragraph: "For this purpose, the closing date shall be the date upon which the seller shall notify the buyer that it had started the development work of the Products and that it has the financial and engineering resources to develop the products and for their manufacturing according to items 2.1.1-2.1.3".
7. In item 2.2 instead of the words "will be able to raise said amount under a prospectus" will come the words "will deliver a notice as per item 2.1".
8.    In item 4.a instead of "10,000" will come "2,500".
9. In item 4.b instead f the words "prior to the lapse of 24 calendar months following the date of this agreement" will come the words "before December 31, 2005".
10. Item 10.2(1) of the Purchase Agreement is canceled and in its place will come the following: 10.2 (1) until or before December 31, 2004, the seller would not have notified the buyer as provided by item 2.1.

IN WITNESS WHEROF, the undersigned have duly executed and delivered this agreement in Tel Aviv as of the date July 27, 2004.

Natali (the company for emergency medical services in Israel) Ltd

Voice Diary Inc